UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2020

CHASE CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	1-9852	11-1797126
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 University Avenue, Westwood, Massachusetts 02090

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (781) 332-0700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.10 par value	CCF	NYSE American

Section 2 — Financial Information

Item 2.02 - Results of Operations and Financial Condition

On November 12, 2020, Chase Corporation (the “Company”) announced its fourth quarter results for the fiscal year ended August 31, 2020. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Section 5 — Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 20, 2019, the Compensation and Management Development Committee of the Board of Directors of Chase Corporation (the “Company”) approved the Chase Corporation Annual Incentive Plan for the Company’s fiscal year ended August 31, 2020. The Annual Incentive Plan for fiscal 2020 provides participating executive team members the opportunity for cash bonuses based on the Company achieving a preset annual goal or target based on earnings before interest expense, taxes, depreciation and amortization (EBITDA). On November 10, 2020, the Committee approved an amendment to the Fiscal 2020 Chase Corporation Annual Incentive Plan for the named executive officers and members of senior management in the plan. In light of the disruption and uncertainty created by the global COVID-19 pandemic and resulting impact on business conditions, and the relative financial results the Company was able to achieve, the Committee exercised its discretion in determining relevant exclusions and determined to payout the award opportunity at the 100% target achievement level. No other changes have been made to the plan affecting executive compensation.

Section 9 — Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Chase Corporation on November 12, 2020 announcing its fourth quarter of fiscal year 2020 financial results.

99.2	FY 2020 Chase Corporation Annual Incentive Plan (previously filed) (incorporated by reference from Exhibit 99.1 to the Company's current report on Form 8-K filed on August 23, 2019).

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Chase Corporation on November 12, 2020 announcing its fourth quarter of fiscal year 2020 financial results.

99.2	FY 2020 Chase Corporation Annual Incentive Plan (previously filed) (incorporated by reference from Exhibit 99.1 to the Company's current report on Form 8-K filed on August 23, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Chase Corporation

Dated: November 12, 2020	By:	/s/ Christian J. Talma
Christian J. Talma
Treasurer and Chief Financial Officer